Exhibit 21

List of Subsidiaries

As of December 31, 2025
Listed below are subsidiaries of Philip Morris International Inc. (the “Company”) as of December 31, 2025, and their state or country of organization.

Entity name	State or Country of Organization
ABAL HERMANOS S.A.	Uruguay
AG SNUS AKTIESELSKAB	Denmark
ALKAPHARMICS SARL	Switzerland
AO PHILIP MORRIS IZHORA	Russian Federation
ASPEYA DENMARK A/S	Denmark
ASPEYA INDIA PRIVATE LIMITED	India
ASPEYA MALAYSIA SDN.BHD	Malaysia
ASPEYA SWITZERLAND SA	Switzerland
ASPEYA UK LIMITED	United Kingdom
ASPEYA US INC.	United States of America
ASPEYA, INC.	United States of America
C.A. TABACALERA NACIONAL	Venezuela
CLAUDIO HOLDCO A/S	Denmark
COGENT INTERNATIONAL MANUFACTURING LTD.	Canada
COMPANIA COLOMBIANA DE TABACO S.A.S.	Colombia
CTPM INTERNATIONAL S.A.	Switzerland
EGYPT INVESTMENTS HOLDING LTD.	United Arab Emirates
F6 CIGARETTENFABRIK GMBH & CO.KG	Germany
F6 GESCHAFTSFUHRUNGS GMBH	Germany
FERTIN CANADA INC.	Canada
FERTIN INDIA PRIVATE LIMITED	India
FERTIN PHARMA A/S	Denmark
FORTUNE LANDEQUITIES AND RESOURCES INC.	Philippines
GOTLANDS SNUS AB	Sweden

INDUSTRIAS DEL TABACO, ALIMENTOS Y BEBIDAS S.A.S.	Ecuador
INTERNATIONAL TOBACCO PROCUREMENT LLC	United States of America
KAIRUS INC.	United States of America
LATIN AMERICA AND CANADA INVESTMENTS B.V.	Netherlands
LEONARD DINGLER (PROPRIETARY) LIMITED	South Africa
LIMITED LIABILITY COMPANY PHILIP MORRIS GEORGIA	Georgia
LIMITED LIABILITY COMPANY PHILIP MORRIS SALES & MARKETING	Moldova
LIMITED LIABILITY COMPANY PHILIP MORRIS SALES AND DISTRIBUTION	Ukraine
MASSALIN PARTICULARES S.R.L.	Argentina
NCP NEXTGEN A/S	Denmark
NOUCO HOLDING INC.	United States of America
NYZ AB	Sweden
ORECLA INVESTMENTS LIMITED	United Kingdom
ORECLA SARL	Switzerland
ORECLA SERVICES SA	Switzerland
PAN AFRICA ENTREPRENEURS LIMITED	United Kingdom
PAN AFRICA ENTREPRENEURS SERVICES SARL	Senegal
PAN AFRICA INVEST COMPANY LIMITED	United Kingdom
PAPASTRATOS CIGARETTES MANUFACTURING COMPANY SINGLE MEMBER S.A.	Greece
PAPASTRATOS INTERNATIONAL B.V.	Netherlands
PARK (U.K.) LIMITED	United Kingdom
PARK TOBACCO LIMITED	United Kingdom
PDB HOLDCO LLC	United States of America
PHILIP MORRIS (AUSTRALIA) LIMITED	Australia
PHILIP MORRIS (CHINA) MANAGEMENT CO. LTD.	China
PHILIP MORRIS (MALAYSIA) SDN. BHD.	Malaysia

PHILIP MORRIS (NEW ZEALAND) LIMITED	New Zealand
PHILIP MORRIS (PAKISTAN) LIMITED	Pakistan
PHILIP MORRIS (THAILAND) LTD.	United States of America
PHILIP MORRIS ALBANIA SH.P.K.	Albania
PHILIP MORRIS ALGERIA SARL	Algeria
PHILIP MORRIS APS	Denmark
PHILIP MORRIS ARMENIA LIMITED LIABILITY COMPANY	Armenia
PHILIP MORRIS ASIA LIMITED	Hong Kong
PHILIP MORRIS AUSTRIA GMBH	Austria
PHILIP MORRIS BANGLADESH LIMITED	Bangladesh
PHILIP MORRIS BENELUX B.V.	Belgium
PHILIP MORRIS BH D.O.O. ZA TRGOVINU SARAJEVO	Bosnia and Herzegovina
PHILIP MORRIS BRANDS SARL	Switzerland
PHILIP MORRIS BRASIL COMÉRCIO E DISTRIBUIÇÃO LTDA	Brazil
PHILIP MORRIS BRASIL INDUSTRIA E COMERCIO LTDA.	Brazil
PHILIP MORRIS BRASIL S.A.	United States of America
PHILIP MORRIS BULGARIA EOOD	Bulgaria
PHILIP MORRIS CHILE COMERCIALIZADORA LIMITADA	Chile
PHILIP MORRIS COLOMBIA S.A.	Colombia
PHILIP MORRIS COSTA RICA, SOCIEDAD ANONIMA	Costa Rica
PHILIP MORRIS CR A.S.	Czechia
PHILIP MORRIS CYPRUS LTD	Cyprus
PHILIP MORRIS DOMINICANA, S.A.	Dominican Republic
PHILIP MORRIS EESTI OSAUHING	Estonia
PHILIP MORRIS EGYPT HOLDINGS LIMITED	United Kingdom
PHILIP MORRIS EGYPT LIMITED LIABILITY COMPANY	Egypt
PHILIP MORRIS EL SALVADOR SOCIEDAD ANONIMA DE CAPITAL VARIABLE	El Salvador

PHILIP MORRIS ELECTRONICS (SHENZHEN) LTD.	China
PHILIP MORRIS FINANCE SA	Switzerland
PHILIP MORRIS FINLAND OY	Finland
PHILIP MORRIS FRANCE S.A.S.	France
PHILIP MORRIS GLOBAL BRANDS INC.	United States of America
PHILIP MORRIS GMBH	Germany
PHILIP MORRIS GROUP PENSION PLAN TRUSTEES LIMITED	United Kingdom
PHILIP MORRIS HOLDINGS (SAUDI ARABIA) LIMITED	United Arab Emirates
PHILIP MORRIS HOLDINGS SARL	Switzerland
PHILIP MORRIS HOLLAND HOLDINGS B.V.	Netherlands
PHILIP MORRIS HUNGARY CIGARETTE TRADING LTD.	Hungary
PHILIP MORRIS INDIA TRADING PRIVATE LIMITED	India
PHILIP MORRIS INTERNATIONAL HOLDINGS B.V.	Netherlands
PHILIP MORRIS INTERNATIONAL INSURANCE (IRELAND) DESIGNATED ACTIVITY COMPANY	Ireland
PHILIP MORRIS INTERNATIONAL IT SERVICE CENTER SARL	Switzerland
PHILIP MORRIS INTERNATIONAL SERVICE CENTER, S.L. SOCIEDAD UNIPERSONAL	Spain
PHILIP MORRIS INTERNATIONAL SERVICES SARL	Switzerland
PHILIP MORRIS INVESTMENTS B.V.	Netherlands
PHILIP MORRIS INVESTMENTS B.V./JORDAN LTD.CO.	Jordan
PHILIP MORRIS ITALIA S.R.L.	Italy
PHILIP MORRIS JAMAICA LIMITED	Jamaica
PHILIP MORRIS JAPAN GODO-KAISHA	Japan
PHILIP MORRIS KAZAKHSTAN LLP	Kazakhstan
PHILIP MORRIS KOREA INC.	South Korea
PHILIP MORRIS KSA HOLDINGS LIMITED	United Kingdom
PHILIP MORRIS KSA TRADING COMPANY	Saudi Arabia
PHILIP MORRIS LATIN AMERICA SERVICES S.R.L.	Argentina
PHILIP MORRIS LIMITED	Nigeria
PHILIP MORRIS LIMITED	Australia
PHILIP MORRIS LIMITED	United Kingdom
PHILIP MORRIS LJUBLJANA, STORITVENO PODJETJE, D.O.O.	Slovenia
PHILIP MORRIS LTD	Israel
PHILIP MORRIS LUXEMBOURG S.A.R.L.	Luxembourg

PHILIP MORRIS MAGHREB SARL	Morocco
PHILIP MORRIS MANAGEMENT SERVICES (MIDDLE EAST) LIMITED	United Arab Emirates
PHILIP MORRIS MANAGEMENT SERVICES LAC, S.A. DE C.V.	Mexico
PHILIP MORRIS MANUFACTURING & TECHNOLOGY BOLOGNA S.P.A.	Italy
PHILIP MORRIS MANUFACTURING GMBH	Germany
PHILIP MORRIS MANUFACTURING SENEGAL S.A.R.L.	Senegal
PHILIP MORRIS MEXICO PRODUCTOS Y SERVICIOS, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE	Mexico
PHILIP MORRIS MEXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE	Mexico
PHILIP MORRIS MISR LIMITED LIABILITY COMPANY	Egypt
PHILIP MORRIS MONTENEGRO DOO	Montenegro
PHILIP MORRIS NICARAGUA SOCIEDAD ANONIMA	Nicaragua
PHILIP MORRIS NORTH AFRICA SARL	Tunisia
PHILIP MORRIS PANAMA SOCIEDAD EN COMANDITA POR ACCIONES	Panama
PHILIP MORRIS OPERATIONS A.D. NIS	Serbia
PHILIP MORRIS PARAGUAY S.A.	Paraguay
PHILIP MORRIS PAZARLAMA VE SATIS A.S.	Turkey
PHILIP MORRIS PENSIONSTREUHAND GMBH	Germany
PHILIP MORRIS PERU, SOCIEDAD ANÓNIMA	Peru
PHILIP MORRIS POLSKA DISTRIBUTION SPOŁKA Z OGRANICZONA ODPOWIEDZIALNOSCIA	Poland
PHILIP MORRIS POLSKA SPOŁKA AKCYJNA	Poland
PHILIP MORRIS POLSKA TOBACCO SPOŁKA Z OGRANICZONA ODPOWIEDZIALNOSCIA	Poland
PHILIP MORRIS PRODUCTS SA	Switzerland
PHILIP MORRIS RESEARCH LABORATORIES GMBH	Germany
PHILIP MORRIS REUNION S.A.R.L.	Réunion

PHILIP MORRIS ROMANIA S.R.L.	Romania
PHILIP MORRIS SALES AND DISTRIBUTION FE LLC	Uzbekistan
PHILIP MORRIS SALES AND MARKETING LTD.	Russian Federation
PHILIP MORRIS SERVICES D.O.O. BEOGRAD	Serbia
PHILIP MORRIS SERVICES INDIA SARL	Switzerland
PHILIP MORRIS SERVICES SA	Switzerland
PHILIP MORRIS SEYAHAT PERAKENDE SATIS ANONIM SIRKETI	Turkey
PHILIP MORRIS SINGAPORE PTE. LTD.	Singapore
PHILIP MORRIS SLOVAKIA S.R.O.	Slovakia
PHILIP MORRIS SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa
PHILIP MORRIS SOUTH AFRICA HOLDINGS (PROPRIETARY) LIMITED	South Africa
PHILIP MORRIS SPAIN, S.L.	Spain
PHILIP MORRIS SWITZERLAND SARL	Switzerland
PHILIP MORRIS T & T LIMITED	Trinidad And Tobago
PHILIP MORRIS TAIWAN SA	Switzerland
PHILIP MORRIS TANZANIA LIMITED	Tanzania
PHILIP MORRIS TRADING (THAILAND) COMPANY LIMITED	Thailand
PHILIP MORRIS TRADING S.R.L.	Romania
PHILIP MORRIS TRAVEL RETAIL HONG KONG LIMITED	Hong Kong
PHILIP MORRIS TUNISIA SARL	Tunisia
PHILIP MORRIS TUTUN MAMULLERI SANAYI VE TICARET A.S.	Turkey
PHILIP MORRIS TUTUNSKI KOMBINAT PRILEP LLC SKOPJE	Republic Of North Macedonia
PHILIP MORRIS VENTURES CARIBBEAN LTD.	Trinidad And Tobago

PHILIP MORRIS VIETNAM LIMITED LIABILITY COMPANY	Vietnam
PHILIP MORRIS WORLD TRADE S.A R.L.	Switzerland
PHILIP MORRIS YÖNETIM HIZMETLERI A.Ş.	Turkey
PHILIP MORRIS ZAGREB D.O.O. ZA VANJSKU I UNUTARNJU TRGOVINU	Croatia
PHILMOR GLOBAL BUSINESS SERVICES (INDIA) PRIVATE LIMITED	India
PINKERTON TOBACCO CO. LP	United States of America
PM EQUITY PARTNER SARL	Switzerland
PMI BUSINESS SOLUTIONS (PHILIPPINES) INC.	Philippines
PMI ENGINEERING SA	Switzerland
PMI GLOBAL SERVICES INC.	United States of America
PMI GLOBAL SERVICES UNIT INC.	United States of America
PMI GLOBAL SERVICES UNIT SARL	Switzerland
PMI GLOBAL STUDIO LIMITED	United Kingdom
PMI MANAGEMENT INC.	United States of America
PMI MANAGEMENT SARL	Switzerland
PMI SERVICE CENTER EUROPE SPOLKA Z OGRANICZONA ODPOWIEDZIALNOSCIA	Poland
PMI US CORPORATE SERVICES INC.	United States of America
PMM-S.G.P.S., S.A.	Portugal
PRIVATE JOINT STOCK COMPANY “PHILIP MORRIS UKRAINE”	Ukraine
PROFIGEN DO BRASIL LTDA.	Brazil
PROFIGEN LLC	United States of America
PROVEEDORA ECUATORIANA S.A.	Ecuador

PROVEEDORA ECUATORIANA S.A.	Ecuador
PT HANJAYA MANDALA SAMPOERNA TBK.	Indonesia
PT HARAPAN KARYA SEMBILAN	Indonesia
PT PERSADA MAKMUR INDONESIA	Indonesia
PT PERUSAHAAN DAGANG DAN INDUSTRI PANAMAS	Indonesia
PT PHILIP MORRIS INDONESIA	Indonesia
PT PHILIP MORRIS SAMPOERNA INTERNATIONAL SERVICE CENTER	Indonesia
PT SAMPOERNA INDONESIA SEMBILAN	Indonesia
PT SAMPOERNA KARYA BANGSA	Indonesia
PT SRC INDONESIA SEMBILAN	Indonesia
REVITI INTERNATIONAL SARL	Switzerland
ROTHMANS INC.	Canada
ROTHMANS, BENSON & HEDGES INC.	Canada
SAMPOERNA INTERNATIONAL PTE. LTD.	Singapore
SIA PHILIP MORRIS LATVIA	Latvia
SMCI HOLDING INC.	United States of America
SUN EMPIRE DIRECTOR PARCEL OWNER, LLC.	United States of America
SUPERIOR TOBACCO CO N.V.	Aruba
SUPERIOR TOBACCO COMPANY CURACAO N.V.	Curaçao
SVENSKA TÄNDSTICKSBOLAGET FÖRSÄLJNINGSAKTIEBOLAG	Sweden
SWEDISH MATCH AB (GUO)	Sweden
SWEDISH MATCH CIGARS INC.	United States of America
SWEDISH MATCH DA AMAZONIA S.A.	Brazil
SWEDISH MATCH DENMARK A/S	Denmark

SWEDISH MATCH DO BRAZIL S.A.	Brazil
SWEDISH MATCH DOMINICANA S.A.	Dominican Republic
SWEDISH MATCH FÓSFOROS PORTUGAL, SA	Portugal
SWEDISH MATCH HOLDING AB	Sweden
SWEDISH MATCH INDUSTRIES AB	Sweden
SWEDISH MATCH INTELLECTUAL PROPERTY AB	Sweden
SWEDISH MATCH KIBRIT VE CAKMAK ENDUSTRI A.S.	Turkey
SWEDISH MATCH LEAF TOBACCO COMPANY	United States of America
SWEDISH MATCH LIGHTERS BV	Netherlands
SWEDISH MATCH NORTH AMERICA LLC	United States of America
SWEDISH MATCH NORTH EUROPE AB	Sweden
SWEDISH MATCH OVERSEAS BV	Netherlands
SWEDISH MATCH PHILIPPINES INC.	Philippines
SWEDISH MATCH PHILIPPINES SALES INC.	Philippines
SWEDISH MATCH RETAIL AB	Sweden
SWEDISH MATCH SALES NORWAY AS	Norway
SWEDISH MATCH SALES SWEDEN AKTIEBOLAG	Sweden
SWEDISH MATCH USA INC.	United States of America
SWEDMAT CORP.	Philippines
TABACALERA CENTROAMERICANA SOCIEDAD ANONIMA	Guatemala
TABACONTROLE S.G.P.S., S.A.	Portugal
TABAMARK S.A.	Uruguay
TABAQUEIRA - EMPRESA INDUSTRIAL DE TABACOS, S.A.	Portugal

TABAQUEIRA II, S.A.	Portugal
THE PINKERTON TOBACCO CO. LLC	United States of America
TRIAGA DISTRIBUTION LLC	United States of America
TRIAGA INC.	United States of America
TRIAGA RETAIL LLC	United States of America
UAB PHILIP MORRIS BALTIC	Lithuania
UAB PHILIP MORRIS LIETUVA	Lithuania
UNITED KINGDOM TOBACCO COMPANY LIMITED(THE)	United Kingdom
UNITED TOBACCO COMPANY	Egypt
VERDEYA RESEARCH LABORATORIES PTE. LTD.	Singapore
VERDEYA SA	Switzerland